SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 5, 2012 (March 30, 2012)

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	94-1585250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4927 Calloway Drive
Bakersfield, California 93312
(Address of principal executive office)

Issuer's telephone number:  661-864-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

As previously reported, on August 29, 2011, Mr. G. Thomas Gamble, the Chairman of the Board of Directors of Tri-Valley Corporation (the “Corporation”) until November 22, 2011, made a short-term demand loan to the Corporation in the principal amount of $150,000, pursuant to a note (the “August Note”) bearing interest at 10% per annum, for additional working capital purposes.  As previously reported, on October 13, 2011, Mr. Gamble made a second short-term demand loan to the Corporation in the principal amount of $1,000,000, pursuant to a note (the “October Note”) bearing interest at 14% per annum, for additional working capital purposes.  Also as previously reported, on November 10, 2011, Mr. Gamble made, through an affiliated trust (the “Gamble Trust”), another short-term demand loan to the Corporation in the principal amount of $2.0 million, pursuant to a note (the “November Note,” and together with the August Note and the October Note, the “Demand Notes”) bearing interest at 14% per annum, on the express conditions that this loan would be (i) combined with the previous $1,150,000 short term demand loans and collectively secured by a pledge by the Corporation of its capital stock in Tri-Valley Oil & Gas Co. (“TVOG”) and in Select Resources Corporation, Inc. (“Select Resources”), and (ii) replaced by a long-term secured senior note bearing interest at 14%.

On March 30, 2012, the Corporation and the Gamble Trust, being the holder of all three Demand Notes, entered into a Senior Secured Note and Warrant Purchase Agreement (the “Purchase Agreement”), pursuant to which the parties cancelled the Demand Notes in exchange for a new Senior Secured Note in aggregate principal amount of $3,298,309.84 (which includes interest accrued through March 1, 2012), due April 30, 2013, plus a Warrant to purchase 3,000,000 shares of Common Stock, at an exercise price equal to $0.19 per share.  The Warrant is exercisable for a period of five (5) years from the closing date of the transaction.

In connection with the Purchase Agreement, the Corporation entered into a Registration Rights Agreement, dated March 30, 2012, with the Gamble Trust, as amended by side letter on April 3, 2012, pursuant to which the Corporation has agreed to file a registration statement with the Securities and Exchange Commission (the “Commission”) within 30 days after the receipt of written notice from the Gamble Trust requesting registration of the resale of the shares of Common Stock issuable upon exercise of the Warrant.

The Corporation’s obligations under the Senior Secured Note are secured by, among other things, a pledge by the Corporation of its equity interest in its two wholly owned subsidiaries, TVOG and Select Resources, pursuant to an Amended and Restated Pledge and Security Agreement (the “Pledge Agreement”).  Such subsidiaries are also guarantors of the Corporation’s obligations under the Senior Secured Note, secured by a Deed of Trust providing for, among other things, the grant by TVOG of a security interest in the “Mortgaged Property” described therein, including the Claflin property, but not including any oil and gas leases relating to the Pleasant Valley Oil Sands Project.

As an inducement to the Gamble Trust to provide longer-term funding to the Corporation, TVOG also assigned to the Gamble Trust, in perpetuity, (i) 2.0% of its overriding royalty interests on the Claflin lease, (ii) 1.0% of its overriding royalty interests with respect to all of the other leases (besides the Claflin lease) described on Exhibit A to the Assignment of Overriding Royalty Interest, dated as of March 30, 2012, and (iii) 1.0% of its overriding royalty interests on any other currently held or hereafter acquired lease within the area of mutual interest specified therein.  Pursuant to side letter dated April 3, 2012, the payment of accrued proceeds under such assignment will commence after all obligations under the Senior Secured Note are paid in full.

Roth Capital Partners, LLC acted as financial advisor to the Corporation in connection with the loan transaction and received an advisory fee of $60,000.

The foregoing description of the loan transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, Senior Secured Note, Warrant, Registration Rights Agreement, side letter regarding registration deferral, Guaranty Agreement, Deed of Trust, Pledge Agreement, Assignment of Overriding Royalty Interests, and side letter regarding accrued ORRI payment deferral, copies of which are attached hereto as Exhibits 10.1, 4.1, 4.2, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8, respectively, and are incorporated herein by reference.  The foregoing documents have been attached to provide investors with information regarding their terms.  They are not intended to provide any other factual information about the Company or the Gamble Trust.  In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement, as qualified as provided for therein, were used for the purpose of allocating risk between the Company and the Gamble Trust rather than necessarily establishing matters as facts.  Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about the Company or the Gamble Trust.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02                      Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above with respect to the issuance of the Senior Secured Note and Warrant is incorporated by this reference into this Item 3.02.  The securities were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder.  The Purchase Agreement executed in connection therewith contain representations to support the Corporation’s reasonable belief that, among other things, the Gamble Trust had access to information concerning its operations and financial condition, that the Gamble Trust acquired the securities for its own account and not with a view to the distribution thereof, and that the Gamble Trust is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  The securities described in Item 1.01 above are deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.  Accordingly, such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit

4.1	Senior Secured Note issued to the Gamble Trust on March 30, 2012.

4.2	Warrant to Purchase Common Stock issued to the Gamble Trust on March 30, 2012.

10.1	Senior Secured Note and Warrant Purchase Agreement, dated as of March 30, 2012, by and between Tri-Valley Corporation and the Gamble Trust.

10.2	Registration Rights Agreement, dated as of March 30, 2012, by and between Tri-Valley Corporation and the Gamble Trust.

10.3	Side letter regarding registration deferral, dated April 3, 2012, by and between Tri-Valley Corporation and the Gamble Trust.

10.4	Guaranty Agreement, dated as of February March 30, 2012, executed by Tri-Valley Oil & Gas Co. and Select Resources Corporation, Inc. in favor of the Gamble Trust

10.5	Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing, and Financing Statement, dated as of March 30, 2012, executed by Tri-Valley Oil & Gas Co. in favor of the Gamble Trust.

10.6	Amended and Restated Pledge and Security Agreement, dated as of March 30, 2012, between Tri-Valley Corporation and the Gamble Trust.

10.7	Assignment of Overriding Royalty Interest, dated as of March 30, 2012, executed by Tri-Valley Oil & Gas Co. in favor of the Gamble Trust.

10.8	Side letter regarding payment deferral of accrued overriding royalties, dated April 3, 2012, by and among Tri-Valley Corporation, Tri-Valley Oil & Gas Co. and the Gamble Trust.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-VALLEY CORPORATION

Date: April 5, 2012	/s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Senior Secured Note issued to the Gamble Trust on March 30, 2012.

4.2	Warrant to Purchase Common Stock issued to the Gamble Trust on March 30, 2012.

10.1	Senior Secured Note and Warrant Purchase Agreement, dated as of March 30, 2012, by and between Tri-Valley Corporation and the Gamble Trust.

10.2	Registration Rights Agreement, dated as of March 30, 2012, by and between Tri-Valley Corporation and the Gamble Trust.

10.3	Side letter regarding registration deferral, dated April 3, 2012, by and between Tri-Valley Corporation and the Gamble Trust.

10.4	Guaranty Agreement, dated as of February March 30, 2012, executed by Tri-Valley Oil & Gas Co. and Select Resources Corporation, Inc. in favor of the Gamble Trust

10.5	Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing, and Financing Statement, dated as of March 30, 2012, executed by Tri-Valley Oil & Gas Co. in favor of the Gamble Trust.

10.6	Amended and Restated Pledge and Security Agreement, dated as of March 30, 2012, between Tri-Valley Corporation and the Gamble Trust.

10.7	Assignment of Overriding Royalty Interest, dated as of March 30, 2012, executed by Tri-Valley Oil & Gas Co. in favor of the Gamble Trust.

10.8	Side letter regarding payment deferral of accrued overriding royalties, dated April 3, 2012, by and among Tri-Valley Corporation, Tri-Valley Oil & Gas Co. and the Gamble Trust.